UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2023

TERRA PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-40496	81-0963486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 West 28th Street, 12th Floor

New York New York 10001

(Address of principal executive offices, including zip code)

(212) 753-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.00% Notes due 2026	TPTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on June 27, 2023, Terra Property Trust, Inc., a Maryland coroporation (“TPT”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Western Asset Mortgage Capital Corporation, a Delaware corporation (“WMC”).

On July 27, 2023, WMC notified TPT that its board of directors determined that a proposal from AG Mortgage Investment Trust, Inc. (“MITT”) to acquire WMC was a “Parent Superior Proposal” under the Merger Agreement and that WMC’s board of directors intended to terminate the Merger Agreement unless WMC received a revised proposal from TPT by a specified deadline such that the WMC board of directors determined that MITT’s proposal was no longer a “Parent Superior Proposal.”

On August 8, 2023, WMC terminated the Merger Agreement pursuant to its terms (the “Termination”), and TPT was paid a termination fee of $3,000,000.

Upon the Termination, the amended and restated management agreement TPT entered into with WMC and Terra REIT Advisors, LLC (“TRA”) on June 27, 2023, terminated in accordance with its terms. TPT continues to be managed by TRA pursuant to the terms of the existing amended and restated management agreement, dated February 8, 2018, between TPT and TRA.

Item 7.01. Regulation FD Disclosure.

On August 9, 2023, TPT issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein, regarding the Termination.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 9, 2023.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TERRA PROPERTY TRUST, INC.

Date: August 9, 2023	By:	/s/ Gregory Pinkus
	Name:	Gregory Pinkus
	Title:	Chief Financial Officer